                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
 Eckler Industries, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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

                      REVISED DEFINITIVE PROXY STATEMENT
                      ----------------------------------

                            ECKLER INDUSTRIES, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 21, 1997

TO THE SHAREHOLDERS OF ECKLER INDUSTRIES, INC.

     Notice is hereby given that the Annual Meeting of Shareholders of Eckler Industries, Inc., a Florida corporation (the "Company"), will be held at the Company's corporate office located at 5200 South Washington Avenue, Titusville, Florida 32780 on March 21, 1997 at 10:00 a.m. (EST), to consider and vote upon the following proposals, all of which are more completely set forth in the accompanying Proxy Statement:

     1.   To elect six (6) directors to serve for a one year term.

     2. To consider and act upon a proposal to amend the Company's Articles of Incorporation to change the Company's name to Smart Choice Automotive Group, Inc.

     3. To consider and act upon a proposal to amend the Company's Articles of Incorporation (the "Recapitalization Amendment"), to (i) provide for one class of Common Stock, consisting of 100,000,000 authorized shares, (ii) reclassify, change and convert each issued share of Class A Common Stock into one share of Common Stock and each issued share of Class B Common Stock into two shares of Common Stock and
          (iii) authorize 5,000,000 shares of preferred stock issuable at the discretion of the Board of Directors in series, the characteristics of which will be set by the Board of Directors.

     4. To ratify the selection BDO Seidman, LLP, independent certified public accountants, as auditors for the fiscal year ending September 30, 1997.

     5. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on February 5, 1997 as the record date (the "Record Date") for the determination of stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting of Shareholders (the "Annual Meeting"). Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.

                                       By order of the Board of Directors,

                                       /s/ GARY R. SMITH
                                       Gary R. Smith, President

Titusville, Florida
Date: February 27, 1997

     A FORM OF PROXY AND THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996, ARE ENCLOSED. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IN THE UNITED STATES.

                           ECKLER INDUSTRIES, INC.

                              PROXY STATEMENT
                                     FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD MARCH 21, 1997


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Eckler Industries, Inc., a Florida corporation (the "Company"), of proxies from the holders of the Company's Class A Common Stock, par value $.01 per share and Class B Common Stock, par value $.01 per share (hereinafter referred to as the "Class A Common Stock" and the "Class B Common Stock", respectively) for use at the Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. (EST), on Friday, March 21, 1997, or at any adjournment(s) or postponement(s) thereof, pursuant to the foregoing Notice of Annual Meeting of Shareholders.

     The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is March 3, 1997. Shareholders should review the information provided herein in conjunction with the Company's 1996 Annual Report, which accompanies this Proxy Statement. The Company's principal executive offices are located at 5200 South Washington Avenue, Titusville, Florida 32780 and its telephone number is (407) 269-9680.


                           PURPOSES OF THE MEETING

     At the Annual Meeting the Company's Shareholders will consider and vote upon the following matters:

     1. The election of six members to the Company's Board of Directors to serve until their successors are duly elected and qualified;

     2. An Amendment to the Company's Articles of Incorporation changing the Company's name to Smart Choice Automotive Group, Inc.;

     3.   The Recapitalization Amendment to the Company's Articles of
          Incorporation;

     4. The ratification of BDO Seidman, LLP, as the Company's independent certified public accountants for the fiscal year ending September 30, 1997; and

     5. Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

     Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth below) will be voted FOR the election of the six nominees for directors, FOR the Amendment to the Company's Articles of Incorporation to change the Company's name to Smart Choice Automotive Group, Inc., FOR the Recapitalization Amendment to the Company's Articles of Incorporation, and FOR the ratification of BDO Seidman, LLP, as the Company's independent certified public accountants. In the event a shareholder specifies a different choice by means of the enclosed proxy, his or her shares will be voted in accordance with the specification so made. The Board does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

                OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed the close of business on February 5, 1997 as the record date (the "Record Date") for the Annual Meeting. Only holders of record of the outstanding shares of Class A Common Stock and Class B Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the close of business on the Record Date, the Company had issued and outstanding 5,096,117 shares of Class A Common Stock, $.01 par value, and 1,767,764.5 shares of Class B Common Stock, $.01 par value. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote at the Annual Meeting or any adjournment thereof is necessary to constitute a quorum to transact business.

     The affirmative vote of the holders of shares of Class A Common Stock and Class B Common Stock, voting together as a single class, having a plurality of the voting power of the Company, in person or proxy, is required for Proposal 1, the election of 6 directors. Shareholders do not have the right to cumulate their votes for directors. The affirmative vote of the holders of shares of Class A Common Stock and Class B Common Stock, voting together as a single class, representing a majority of the shares of capital stock represented at the Annual Meeting in person or by proxy is required to approve (i) Proposal 2, an amendment to the Company's Articles of Incorporation to change the Company's name to Smart Choice Automotive Group, Inc. and (ii) Proposal 4, ratification of BDO Seidman, LLP, as the Company's independent certified public accountants. With respect to Proposals 1, 2 and 4 where the holders of Class A Common Stock and Class B Common Stock will vote together as a single class, each share of Class A Common Stock is entitled to one vote, in person or by proxy, and each share of Class B Common Stock is entitled to two votes per share, in person or by proxy.

     The affirmative vote of a majority of (i) the Class A Common Stock represented at the Annual Meeting, voting as a single class, and (ii) the Class B Common Stock represented at the Annual Meeting, voting as a single class, is necessary for the approval of Proposal 3, the Recapitalization Amendment.
Section 607.1004 of the Florida Business Corporation Act requires that the Class A Common Stock and Class B Common Stock vote as separate voting groups on the Recapitalization Amendment. Each share of Class A Common Stock and each share of Class B Common Stock will be entitled to one vote per share for the respective class votes on the Recapitalization Amendment.

     The Florida Business Corporation Act (the "FBCA") provides matters are approved if the votes cast in favor of the action exceed the votes cast against the action (unless the matter is one for which the FBCA, or other applicable laws, or the Company's Articles of Incorporation require a greater vote). Therefore, under the FBCA, abstentions and broker non-votes have no legal effect.

     A list of shareholders entitled to vote at the Annual Meeting will be available at the Company's offices at 5200 South Washington Avenue, Titusville, Florida 32780 for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself for examination by any shareholder.

     A SHAREHOLDER WHO SUBMITS A PROXY ON THE ACCOMPANYING FORM HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE BY DELIVERING A WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY AT ITS OFFICES, BY EXECUTING A LATER-DATED PROXY OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON. UNLESS AUTHORITY IS WITHHELD, PROXIES THAT ARE PROPERLY EXECUTED WILL BE VOTED FOR THE PURPOSES SET FORTH THEREON.

                              MERGER AGREEMENT

     On January 28, 1997, the Company closed a Merger (the "Merger") with Smart Choice Holdings, Inc. ("Smart Choice") pursuant to the terms and conditions set forth in the Plan and Agreement of Merger dated December 30, 1996 (the "Merger Agreement"). The Company issued 3,259,367 shares of Class A Common Stock and 1,257,389.5 shares of Class B Common Stock in exchange for all the issued and outstanding common stock of Smart Choice. Subject to certain post-closing conditions set forth in an escrow agreement dated January 28, 1997 (the "Escrow Agreement"), certain stockholders of Smart Choice may be required to surrender up to 1,625,000 shares of Eckler Class A Common Stock or its equivalent if certain contemplated acquisitions identified in the Escrow Agreement are not completed within 90 days of the closing date. The Merger was effectuated by filing the Articles of Merger with the Delaware Secretary of State on January 29, 1997. The business of Smart Choice includes the financed sale of new and used automobiles, and the related services of leasing, dealership consulting, insurance sales and financing.

     Immediately prior to the closing of the Merger, Smart Choice completed the acquisition of the business of several entities including those (i) conducting the sale of new or used automobiles, (ii) operating an automobile wholesaling business, (iii) financing the sale of new and used automobiles,
(iv) providing consulting services to automobile dealerships and (v) providing insurance services, all of which are currently located in Florida. The Company intends to reorganize its operations as a holding company that will encompass four divisions: the Company's ongoing business of Corvette parts and accessories, a new car sales entity, a used car sales entity, and an automobile finance, leasing and insurance placement entity. The Company plans to grow its existing network of neighborhood stores for the financed sale of new and used cars through the continued acquisition of new and used car dealerships and finance companies. One such acquisition closed on February 12, 1997 pursuant to which the Company acquired entities that operate 5 used car lots and a related finance company in Florida. In connection with that acquisition, the Company issued 176,078 Class B Shares to the sellers (which shares are convertible into 352,156 Class A Shares). The Company intends to continue offering a full-service package to customers for one-stop transportation shopping encompassing automobiles, warranties, service, financing, leasing and insurance.


                                  MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

     In connection with the Merger, Ralph H. Eckler resigned as President and Chief Executive Officer of the Company and was elected by the Board of Directors as Chairman of the Corvette Parts and Accessories Division of the Company. Ronald V. Mohr resigned as a Director. The Board of Directors approved an increase in the number of directors to six members and elected Gary R. Smith, David E. Bumgardner and Robert J. Abrahams as new Board members. In the future, the Board may expand its membership to seven and appoint a seventh member to serve until the next Annual Meeting of Shareholders.

     The following table sets forth the names, ages, and positions with the Company of all of the executive officers and directors of the Company. Also set forth below is information as to the principal occupation and background for each person in the table.

        Name         Age                   Position and Office
        ----         ---                   -------------------
 GARY R. SMITH       45  PRESIDENT, DIRECTOR
 RALPH H. ECKLER     54  CHAIRMAN OF THE CORVETTE PARTS & ACCESSORY DIVISION,
                         DIRECTOR
 RONALD V. MOHR      45  VICE PRESIDENT OF ADMINISTRATION, SECRETARY
 ERNEST RESTINA      38  CONTROLLER
 ROBERT J. ABRAHAMS  70  CHAIRMAN OF THE BOARD, DIRECTOR
 DAVID E.            59  DIRECTOR
      BUMGARDNER

 DONALD J.           36  DIRECTOR
      WOJNOWSKI
 JOSEPH YOSSIFON     50  DIRECTOR


     Gary R. Smith has been the President and a Director of the Company since January 29, 1997. For the past six years, since 1990, Mr. Smith has been the President, Chief Executive Officer and owner of Florida Finance Group, Inc. ("Florida Finance"), an automobile financing company. Mr. Smith has also served as the President, Chief Executive Officer and owner of Suncoast Auto Brokers, Inc. ("Suncoast"), an automobile dealership since 1981 and Suncoast Auto Brokers Enterprises, Inc. d.b.a. First Choice Auto Finance Company ("First Choice"), an auto financing company since 1984. On January 28, 1997, Smart Choice purchased all the issued and outstanding capital stock of Florida Finance. In addition, on January 28, 1997, Smart Choice purchased all the assets of Suncoast and First Choice.

     Ralph H. Eckler has been Chairman of the Corvette Parts and Accessories Division of the Company since January 29, 1997, has been a Director since 1973 and served as President and Chief Executive Officer of the Company from 1973 to January 29, 1997. Prior to 1973, Mr. Eckler was the principal and served as the product designer to the Company's predecessors which were Eckler's Corvette Shop (founded in 1961 in Illinois) and Eckler's Corvette Custom Center (founded in 1966 in Illinois). Concurrent with his management of the Company, Mr. Eckler also identified market opportunities and established new business operations in the automotive, property management and marine industries. Mr. Eckler has served as President and a director of Eckler Service Center, Inc. since November 1990. Mr. Eckler has also served as President and a director and is a majority shareholder of Eckler Enterprises, Inc. since 1990, Eckler Development, Inc. since 1988, and Eckler Water Sports, Inc. (a manufacturer of pleasure boats) since 1993.

     Ronald V. Mohr has been Vice President of Administration of the Company since January 29, 1997. Until January 29, 1997, Mr. Mohr had been a Director (since February 1996) and the Company's Chief Financial Officer (since June
1982). Prior to that time, Mr. Mohr had eight years of financial and management experience. He was the sole proprietor of Mohr Construction from 1980 to 1982, which primary business was housing remodeling. From 1975 to 1980, Mr. Mohr served as Controller of Kusel Equipment Company, a food processing equipment manufacturer located in Watertown, Wisconsin, and from 1974 to 1975 he was a staff accountant at Livesay Enterprises, a commercial developer located in Madison, Wisconsin. Mr. Mohr obtained his B.B.A. in Accounting from the University of Wisconsin in 1974.

     Ernest Restina has been the Company's Controller since November 1995. Prior to his employment with the Company, from 1994 to 1995, Mr. Restina was a senior accountant with Berman Shapiro Hopkins & Company, Certified Public Accountants and business consultants located in Merritt Island, Florida.
From 1988 to 1994, he was a senior accountant with Retz Baker P.A., CPA's, Titusville, Florida. From 1986 to 1988, Mr. Restina served as Business Manager for Jon-Glenn Chevrolet, Inc., Titusville, administering that firm's accounting, payroll and inventory management system. Mr. Restina was General Manager and Vice President of Bob Restina Chevrolet, Inc., Titusville from 1983 to 1986. Mr. Restina is a Certified Public Accountant and holds a B.S. degree in accounting from the University of Central Florida.

     Robert J. Abrahams has been a Director and Chairman of the Board of Directors since January 29, 1997. For the past ten years, Mr. Abrahams has been self employed as an independent consultant in the financial services industry. Mr. Abrahams also serves on the board of directors of two public companies, HMI Industries, Inc. and Ugly Duckling Corp, and six private companies, which are independent consumer finance companies. Prior to that time, Mr. Abrahams spent 28 years with Heller Financial Corporation ("Heller"), an international financial services company, in charge of their consumer finance activities. Mr. Abrahams held various titles at Heller, as Vice President from 1960 to 1985 as

Senior Vice President from 1975 to 1985 and Executive Vice President from 1985 to 1988.

     David E. Bumgardner has been a Director of the Company since January 29, 1997. For the past fifteen years, Mr. Bumgardner has been the President and owner of Miracle Mile Motors, a used car automobile sales company, and Palm Beach Finance Company, an automobile financing company.

     Donald J. Wojnowski, Jr. has been a Director of the Company since February 12, 1996. Since 1992 he has been a stockbroker and registered principal of Empire Financial Group, an NASD registered broker dealer. From 1987 to 1992, Mr. Wojnowski was a stockbroker with Dean Witter Reynolds in Cocoa Beach, Florida, and was a stockbroker in 1987 with Royall Alliance (Integrated Resources), located in Cocoa Beach, Florida, and from 1982 to 1987 he was a stockbroker with E.F. Hutton & Co., located in Cocoa Beach, Florida.

     Joseph Yossifon has been a Director of the Company since February 12, 1996 and since 1985 has been self-employed as an independent investor in real estate and securities. From 1976 to 1985 he was the president of A-1-A Discounts, an appliance retailer located in Orlando, Florida.

ELECTION OF DIRECTORS AND OFFICERS

     All directors of the Company hold office until the next annual meeting of the stockholders or until their successors have been elected and qualified. The officers of the Company are elected by the Board of Directors at the first meeting after each Annual Meeting of the Company's stockholders, and hold office until their death, resignation or removal from office.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     During the fiscal year ended September 30, 1996, the Board of Directors held 30 meetings, which were attended by all Board Members and took action 25 additional times by unanimous written consent.

     The Board of Directors plans to establish an audit committee and a compensation committee during its current fiscal year. The Company does not have a nominating committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the SEC and NASDAQ initial reports of beneficial ownership and reports of changes of beneficial ownership of Common Stock of the Company. Such persons are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company believes, based solely on a review of the copies of such forms furnished to the Company during the fiscal year ended September 30, 1996, or written representations that no Forms 5 were required during fiscal year ended
September 30, 1996, all Section 16(a) filing requirements applicable to such individuals were complied with.


                          EXECUTIVE COMPENSATION

     Only Ralph H. Eckler, the Company's President and its chief executive officer, received compensation in excess of $100,000 during the fiscal years ended September 30, 1996 and 1995. Except as set forth in the table below, no bonuses or other compensation were paid during the fiscal year ended September 30, 1996.

                         SUMMARY COMPENSATION TABLE

                                                 Annual Compensation
                                                 -------------------
   Name and Principal Position      Fiscal Year    Salary   Bonus   Other Annual
   ---------------------------      ended 9/30     ------   -----   Compensation
                                    -----------                     ------------
   Ralph H. Eckler, President (CEO)    1996      $100,000    --          --
                                       1995      $105,776    --          --


OPTION GRANTS TO EXECUTIVE OFFICERS IN LAST FISCAL YEAR

     The following table sets forth information concerning options granted during the fiscal year ended September 30, 1996 to those persons named in the preceding Summary Compensation Table.

                  Numbers of       % of Total
                  Securities     Options Granted
                  Underlying     to Employees in  Exercise Price
Name            Options Granted    Fiscal Year       ($/share)   Expiration Date
--------------- ---------------  ---------------  -------------- ---------------
Ralph H. Eckler      10,000            4.4%           $3.30         7/25/2001
               (1)
Ralph H. Eckler     200,000           88.9%           $2.88         7/18/2001
               (2)


(1)    Granted under the Company's Combined Plan.
(2) Granted independently of the Combined Plan. Pursuant to the Merger Agreement on January 28, 1997, Mr. Eckler assigned this option to Smart Choice, after which this option was canceled.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

     The following table sets forth information concerning the value of unexercised stock options at September 30, 1996 for those persons named in the Summary Compensation Table. None of the options held by such persons were exercised in the fiscal year ended September 30, 1996.

                                                Number of Securities
                                                Underlying Unexercised      Value of Unexercised
                 Shares Acquired    Value       Options at Fiscal Year End  In-The-Money Options at
Name             on Exercise (#)  Realized ($)  Exercisable/Unexercisable   fiscal Year End
---------------  ---------------  ------------  --------------------------  Exercisable/Unexercisable
                                                                            -------------------------
Ralph H. Eckler        0              0                0/245,000               0/$283,500 (1)


(1) The dollar value was calculated by determining the difference between the fair market value at fiscal year-end of the Class A Common Stock underlying the options and the exercise prices of the options. The last sale price of a share of the Company's Class A Common Stock on September 30, 1996 as reported by Nasdaq was $4.00.
(2) Pursuant to the Merger Agreement on January 28, 1997, Mr. Eckler assigned 200,000 of these options to Smart Choice, after which these options were canceled.

EMPLOYMENT AGREEMENT

     One of the conditions of the Merger Agreement was that Ralph Eckler enter into a new employment agreement with the Company. Mr. Eckler's former employment agreement with the Company, dated May 23, 1995, was terminated and is of no further force and effect.

     The new employment agreement provides that Mr. Eckler shall serve as the Chairman of the Corvettes parts and accessories division of the Company (the "Eckler Division"). The term of the agreement is for five years and is automatically renewable for two-successive two-year terms, unless notice of termination is given prior to the renewal period. The agreement provides that Mr. Eckler shall receive an initial base salary of $125,000 through September 1998 and $150,000 for each fiscal year thereafter beginning October 1, 1998 and ending September 30, 2002.

     As additional compensation, Mr. Eckler shall be entitled to receive a performance bonus at the end of each fiscal year equal to 4% of the earnings before extraordinary items, effect of any accounting changes and provisions for income taxes, depreciation and interest of the Eckler Division. Mr. Eckler has guaranteed certain indebtedness of the Company. The Company has agreed to make every effort to remove these guarantees prior to the scheduled loan pay-off dates. Prior to such time, the Company has agreed to pay Mr. Eckler an amount equal to two percent (2%) of the outstanding balance of the guaranteed loans, which shall be paid in quarterly installments.

     The employment agreement contains a covenant pursuant to which Mr. Eckler will not compete with the Company during the term of the agreement and for a period of one (1) year following the termination of the agreement.

RETIREMENT AND SAVINGS PLAN

     The Company has a Retirement and Savings Plan (the "401(k) Plan") for the benefit of eligible employees. Pursuant to the 401(k) Plan, employees may elect to contribute a percentage of their salaries to the 401(k) Plan subject to certain limits. The 401(k) Plan permits, but does not require additional matching contributions and profit sharing contributions to the 401(k) Plan by the Company on behalf of all eligible participants in the Plan. The Company's contributions vest over seven years. During the fiscal years ended September 30, 1995 and 1996, the Company made no contributions to the 401(k) Plan for its employees.

MANAGEMENT AND EMPLOYEE STOCK OPTION PLANS

     COMBINED QUALIFIED AND NON-QUALIFIED STOCK OPTION PLAN. The Company maintains a Combined Qualified and Non-Qualified Employee Stock Option Plan (the "Combined Plan" or the "Plan"). The purpose of the Combined Plan is to enable the Company to encourage key employees, directors and consultants to contribute to the success of the Company by granting "incentive stock options" (as defined in Section 422 of the Internal Revenue Code ("ISOs")), as well as non-qualified stock options ("NQSOs").

     The Combined Plan provides for administration by the Board of Directors or a committee appointed by the Board of Directors (the "Committee") which determines in its discretion, among other things, the recipients of grants, whether a grant will consist of ISOs or NQSOs or a combination thereof, and the number of shares to be subject to such options. The Combined Plan provides for the granting of ISOs to purchase Class A Common Stock at an exercise price to be determined by the Board of Directors or the Committee of not less than the fair market value of the Class A Common Stock on the date the option is granted. NQSOs may be granted with an exercise price to be determined by the Board of Directors or the Committee.

     The total number of shares with respect to which options may be granted under the Combined Plan is 475,000. ISOs may not be granted to an individual to the extent that in the calendar year in which such ISOs first become exercisable the shares subject to such ISOs have a fair market value on the date of grant in excess of $100,000. No option may be granted under the Plan after August 24, 2005 and no option may be outstanding for more than ten years after its grant. Additionally, no ISO can be granted with a term of more than five years to a shareholder owning 10% or more of the combined voting power of all classes of stock of the Company.

     Upon the exercise of an option, the holder must make payment of the full exercise price. Such payment may be made in cash or in shares of Class A Common Stock (based on the fair market value of the Class A Common Stock on the date prior to exercise), or in a combination of both. Subject to certain exceptions, options may be exercised any time up to three months after termination of the holder's employment.

     The Combined Plan may be terminated or amended at any time by the Board of Directors, except that, shareholder approval will be necessary for material modifications such as any material increase of the number of shares authorized for issuance under the Plan or a material change in the requirements of Plan eligibility.

     There are currently outstanding options for 140,000 shares of the Company's Common Stock issued to employees and officers under the Combined Plan, of which options for 95,000 shares are exercisable at $2.50 per share from August 25, 1997 to August 25, 2000, options for 25,000 shares are exercisable at $3.00 to $3.30 per share commencing in January 1997 and terminating in July 2001, and options for 20,000 shares are exercisable at $3.00 to $3.30 per share commencing in April 1997 and terminating in October 2001.

     NON-QUALIFIED STOCK OPTION PLAN. The Company also established a non-qualified stock option plan in 1995 for the purpose of granting options to management employees. The Company reserved 35,000 shares of its Class A Common Stock for issuance pursuant to such options, all of which are subject to options granted to executive officers of the Company. The options expire on August 25, 2000 and are first exercisable on August 25, 1997 at an exercise price of $2.50 per share.

     OTHER OPTIONS. Until September 30, 2002, all future grants of options by the Company to directors, officers and employees of the Company shall be at exercise prices of at least 85% of the fair market value of the stock at the time of grant. In July 1996, the Company granted stock options outside of its stock option plans to Ralph H. Eckler (for 200,000 shares of Class A Common Stock) and to Argent Securities, Inc. ("Argent"), the Company's Underwriter for its initial public offering and a consultant (for 200,000 shares of Class A Common Stock). The exercise price of both options is $2.88 per share, representing the last trade as quoted by Nasdaq on the date of grant. Pursuant to the Merger Agreement, Mr. Eckler assigned his option for 200,000 shares to Smart Choice on January 28, 1997, which option was subsequently canceled. Simultaneously with the Merger on January 28, 1997, Ralph H. Eckler, Thomas E. Conlan and Gerald C. Parker bought Argent's option to purchase 200,000 shares of Class A Common Stock for $500,000, the approximate value that Argent would have received if it had exercised the option on that date. The purchase price is evidenced by a promissory note which is due and payable on August 7, 1997. During calendar 1996, the Company also issued options to its independent directors which is discussed under "Director Compensation," below.

     OPTION EXCHANGE IN MERGER AGREEMENT. Pursuant to the Merger Agreement, Ralph H. Eckler assigned options for 200,000 shares of Class A Common Stock, exercisable at $2.88 per share (discussed under "Other Options", above) to Smart Choice, which options were canceled, and also relinquished any rights he may have had under his then-existing employment agreement. In exchange, Mr. Eckler received a 5 year option for 100,000 Class A Shares, exercisable at $8.75 per share and a 5 year option for 50,000 Class A Shares at $10.00 per share. The options became exercisable on January

28, 1997 and expire on June 28, 2002.

     DIRECTOR COMPENSATION. The Company compensates its directors in the form of stock options for shares of the Company's Class A Common Stock. In calendar 1996, each director received options for 20,000 shares (for an aggregate of 80,000 shares). The options are exercisable at $3.00 per share (except for Ralph H. Eckler's options which are exercisable at $3.30 per share), commencing in January 1997 and expiring in July 2001 as to 40,000 shares, and commencing in April 1997 and expiring in October 2001 as to the remaining 40,000 shares. The options granted to Ralph H. Eckler and Ronald
V. Mohr, employee-directors of the Company, were issued under the Company's Combined Plan. In addition, each director, with the exception of Ralph H. Eckler, received $1,000 for out-of-pocket expenses relating to their duties.

CONSULTING AGREEMENTS

     In August 1994, the Company retained the consulting services of Greyhouse Services Corporation ("Greyhouse") in connection with certain of the Company's activities, including but not limited to the renegotiation of Company bank loans and related obligations, and the Company's reorganization and operational matters relating thereto. The agreement provides for payment at the rate of $150 per hour, not to exceed $7,500 per month without prior approval of the Company through May 31, 1998. The compensation arrangement included an option to purchase 100,000 shares of Class A Common Stock of the Company at a per share exercise price of $2.50, which Greyhouse exercised in January 1997. Gerald C. Parker and Thomas E. Conlan, who became principal shareholders of the Company as a result of the Merger, each own 50% of Greyhouse and were principal shareholders of Smart Choice prior to the merger.

     The Company entered into a consulting agreement with the underwriter of its initial public offering ("IPO"), Argent Securities, Inc. ("Argent") on March 31, 1995, pursuant to which various executive and staff personnel of Argent provide financial and investor relation services, public relation services and corporate communications services for a period of three years at
the rate of $4,166 per month.   Monthly payments accrued  until November  15,
1995. At that time, the payment terms were amended to provide for payment in three installments of $50,000 each on November 15, 1995, January 15, 1996 and April 1, 1996, all of which were paid. The consulting agreement was terminated on January 28, 1997. The agreement includes certain provisions regarding the payment of out of pocket expenses, indemnification of Argent, and arbitration. Argent acted as the Company's underwriter for its initial public offering. In connection with underwriting the IPO, Argent received an option to acquire 84,000 units (the "Unit Purchase Option"), exercisable during a four year period commencing November 15, 1996 at an exercise price of $6.00 per unit. Each unit consists of one share of Class A Common Stock and one underwriter's warrant for one share of Class A Common Stock exercisable at $6.50 per share. Argent has certain "piggyback" and demand registration rights with respect to the Class A Common Stock and Underwriters' Warrants underlying the Unit Purchase Option for a period of four years commencing November 9, 1996.

     In January 1996, the Company entered into a marketing services agreement with an independent consultant for consulting services regarding on-going relations with market makers, brokers and shareholders in the after-market. The Company paid for such services with 62,000 shares of Class A Common Stock (valued at $3.50 per share, which approximated the then market price) which shares were issued pursuant to a Registration Statement on Form S-8 filed with the Securities and Exchange Commission on January 18, 1996.

     In July 1996, the Company entered into a financial consulting services agreement with another independent consultant regarding on-going public relations with existing and potential market makers, analysts, brokers, the media; services in connection with shareholder communications and meetings; the enlistment of additional market makers; and various other services in connection with public relations activities in connection with the Company's management and products. The Company agreed to pay compensation in the form of 35,000 shares of Class A Common Stock and options to purchase an additional 275,000 shares of Class A Common Stock at exercise prices ranging from $3.00 per share (which approximated the then market price) to $4.00 per share. The consulting agreement was terminated on October 28, 1996. During the term of the consulting agreement, the Company issued 30,000 shares of Class A Common Stock to the consultant, and in September 1996, the consultant exercised his option to purchase 75,000 shares of Class A Common Stock at an exercise price of $3.00 per share. When the consulting agreement was terminated on October 28, 1996, the remaining 5,000 shares of Class A Common Stock and 200,000 options to purchase Class A Common Stock were canceled.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

     The following table sets forth information with respect to the number of shares of Class A Common Stock beneficially owned by (i) each director of the Company, (ii) the executive officer named in the "Summary Compensation Table" (the "Named Officer"), (iii) all directors and officers of the Company as a group and (iv) each shareholder known by the Company to be a beneficial owner of more than 5% of any class of the Company's voting securities as of February 1, 1997. The Company believes that except as otherwise noted, each individual named has sole investment and voting power with respect to the shares of Common Stock indicated as beneficially owned by such individual.

  Name of Individual or Number of      Amount and Nature of
  -------------------------------      --------------------
          Persons in Group          Beneficial Ownership (1)(2)   Percentage of
          ----------------          ---------------------------   -------------
                                                                     Class(2)
                                                                     --------
  Gary R. Smith                           2,921,436 (3)                33.7%
  Ralph H. Eckler                         1,556,000 (4)(5)             17.1%
  Thomas E. Conlan                        1,432,389 (6)                16.2%
  Gerald C. Parker                        2,852,390 (7)                32.3%
  Robert J. Abrahams                         10,000                      *
  David E. Bumgardner                         3,500                      *
  Ronald V. Mohr                             20,000 (8)                  *
  Donald A. Wojnowski, Jr.                   10,000 (9)                  *
  Joseph Yossifon                            10,000 (9)                  *
  Larry A. O'Blander                        441,075                     5.1%
  Conlan Smart Choice Management Trust      445,000 (10)                5.2%
  Parker Smart Choice Management Trust      445,000 (11)                5.2%
  All Officers and Directors as a group
  (7 persons)                             5,794,826 (12)               64.3%

*Less than 1%.

(1) For purposes of calculating beneficial ownership percentages, 8,631,646 shares of Class A Common Stock were deemed outstanding, which includes 3,535,529 shares of Class A Common Stock issuable upon conversion of 1,767,764.5 shares of outstanding Class B Common Stock on a 2 for 1 basis.

(2) In accordance with Rule 13d-3 promulgated under the Exchange Act, the percentage calculations were made on the basis of the amount of outstanding securities plus, for each person or group, any securities that person or group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights. If the directors or officer does not own shares, or options or warrants exercisable within the next 60 days, percentage ownership is deemed to be zero.

(3) Includes 1,420,000 shares held by four trusts: the Conlan Smart Choice Financial Trust, the Conlan Smart Choice Management Trust, the Parker Smart Choice Financial Trust and the Parker Smart Choice Management Trust. Gary
     R. Smith and Gerald C. Parker are co-trustees and share voting and dispositive power over the trusts' assets. Also includes 33,333 Class A Shares issuable upon exercise of stock options; 588,694.5 Class B Shares (convertible into 1,177,389 Class A Shares) owned by Thomas E. Conlan and for which Mr. Smith has a voting proxy; and 5,000 Class A Shares included in a trust for which Mr. Conlan and Mr. Parker are co-trustees, but for which Mr. Smith has a voting proxy from Mr. Conlan.

(4) Includes 575,375 shares of Class B Common Stock as though converted on a 2 for 1 basis into Class A Common Stock for a total of 1,150,750 shares of Class A Common Stock. Also includes 5,000 shares of Class A Common Stock issuable upon exercise of a warrant; 170,000 shares of Class A Common Stock underlying options which become exercisable within the next 60 days; and 200,000 shares of Class A Common Stock underlying a currently exercisable option which Mr. Eckler holds jointly with Thomas E. Conlan and Gerald C. Parker. Does not include 35,000 Class A Shares subject to options which are not exercisable within the next 60 days.

(5) Of such shares, 495,375 of Mr. Eckler's Class B shares are subject to a lock-up agreement with

     Argent Securities, Inc. (the Company's underwriter for its initial public offering) from 2 to 5 years, which shares may be released incrementally over the term of the lock-up agreement if certain performance targets are met. Those shares not incrementally released will be subject to a proxy to be given to Argent if the targets are not met. Any proxy held by Argent would expire on September 30, 2000.

(6) Includes 588,694.5 shares of Class B Common Stock as though converted on a two for one basis into 1,177,389 shares of Class A Common Stock. Also includes 200,000 shares of Class A Common Stock underlying a currently exercisable option which Mr. Conlan holds jointly with Mr. Eckler and Mr. Parker and 5,000 Class A Shares held in a trust for which Mr. Conlan and Mr. Parker are a co-trustees. Does not include 710,000 Class A Shares in two trusts of which Mr. Conlan is the beneficiary but over which he does not have voting or dispositive power.

(7) Includes 588,694.5 shares of Class B Common Stock as though converted on a two for one basis into 1,177,389 shares of Class A Common Stock. Includes 710,000 Class A shares held by the Parker Smart Choice Financial Trust and the Parker Smart Choice Management Trust of which Mr. Parker is the beneficiary and a co-trustee, 710,000 Class A shares held by the Conlan Smart Choice Finance Trust and Conlan Smart Choice Management Trust of which Mr. Parker is a co-trustee with Mr. Smith. Also includes 200,000 shares of Class A Common Stock underlying a currently exercisable option which Mr. Parker holds jointly with Mr. Eckler and Mr. Conlan and 5,000 Class A Shares held in a trust of which Mr. Parker is a co-trustee.

(8) Includes 5,000 Class A Shares issuable upon exercise of a warrant and 10,000 shares underlying an option that is exercisable within the next 60 days. Does not include 37,500 Class A Shares subject to options which are not exercisable within the next 60 days.

(9) Represents 10,000 shares of Class A Common Stock underlying an option exercisable within the next 60 days. Does not include a stock option for 10,000 Class A Shares which is not exercisable within the next 60 days.

(10) Mr. Conlan is the beneficiary of this trust. Mr. Smith and Mr. Parker are co-trustees of the trust.

(11) Mr. Parker is the beneficiary of this trust and is a co-trustee with Mr. Smith.

(12) Certain of the Company's executive officers are subject to an agreement between them and the Company pursuant to which the sales price for any shares sold by them shall not be less than $7.50 per share until May 9, 1997.

LOCK-UP AGREEMENTS

     Mr. Eckler and certain other executive officers of the Company are subject to a one-year lock-up agreement with the Company under which they may not sell or otherwise transfer any securities of the Company until November 9, 1996. The Agreement also provides for the six month period after November 9, 1996, they may not sell any securities of the Company for less than $7.50 per share.

              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

     GUARANTEE OF BANK LOANS TO AFFILIATES. The Company guaranteed certain leases and/or bank loans made to various entities owned and controlled by Ralph H. Eckler. The Company was released from various leases and guaranties in September 1995 and March 1996, pursuant to agreements among the banks, Ralph H. Eckler and various affiliates of Mr. Eckler.

          (i) SUNBANK LOAN. At September 30, 1990, under the terms of a master lease, the Company became a guarantor of a loan by SunBank to Eckler Enterprises, (a general partnership, of which Mr. Eckler and Eckler Enterprises, Inc. are the partners), and Eckler Development, Inc., which owned and operated commercial property in Titusville, Florida. In connection with the loan, the Company guaranteed the payment of rental income of up to $165,120 per year less any amounts received under subleases. In September 1995, the Company was released from all obligations under the master lease. As part of his agreement with SunBank, Mr. Eckler assumed certain obligations and in connection therewith pledged 25,250 Class A Shares (which were converted from 12,625 of his Class B Shares).

          (ii) FIRST UNION LOAN. The Company guaranteed a loan from First Union National Bank of Florida ("First Union") to Eckler Development, Inc. ("Eckler Development"), which loan encumbered Eckler Development's commercial property in Titusville. The Company had also entered into a warehouse lease with Eckler Development, Inc. pursuant to which it leased 20,000 square feet of space from Eckler Development, Inc. for $9,500 per month. Pursuant to an agreement among First Union, Ralph H. Eckler and various Eckler-affiliated entities, the guaranty of the Company and the warehouse lease were terminated and the Company was released from any obligations thereunder in September 1995.

          (iii) NATIONSBANK LOAN. The Company guaranteed a loan made by NationsBank of Florida, N.A. ("NationsBank") to Eckler Properties, Inc., which owned commercial property adjacent to the Company's main facility, which commercial property housed a GM car dealership owned and operated by an entity owned by Ralph H. Eckler. The approximate amount of the original loan was $850,000 with a remaining balance as of August 31, 1995 of approximately $780,000. The dealership franchise was sold in October 1995 and the real estate securing the NationsBank loan was sold in March 1996. Upon closing the sale of the real property, the bank released a lien it held on 120,000 shares of Mr. Eckler's Class B Common Stock and released the Company from its guaranty.

     LOAN FROM ECKLER INDUSTRIES, INC. RETIREMENT AND SAVINGS PLAN. On October 22, 1992, the Company borrowed $265,000 at an interest rate of 8% per annum from Eckler Industries, Inc.'s Retirement and Savings Plan secured by a first mortgage on real property owned by the Company located adjacent to the Company's headquarters in Titusville, Florida. The loan was amortized over three years and the final payment was made in October 1995.

     OTHER TRANSACTIONS WITH AFFILIATES. Until February 1996, the Company sold products to Eckler Service Center, Inc., a Company wholly owned by Ralph
H. Eckler ("Service Center"), which specialized in mechanical work on and restoration of Corvettes. Transactions with Service Center were conducted at arm's length and accounted for approximately $60,000 to $70,000 in orders from the Company annually. Service Center also leased approximately 6,800 square feet from the Company at its Main Facility at a monthly rental of $1,587 per month, subject to annual increases of four percent (4%).
However, in February 1996, Mr. Eckler sold Service Center to Titusville Chevrolet-GEO, Inc., the dealership that acquired the automobile dealership and real property from affiliates of Mr. Eckler. The Company leases certain space and land to Titusville Chevrolet-Geo, Inc. Titusville Chevrolet-GEO, Inc. is not related to Mr.

Eckler, the Company or any of their affiliates. See "Business-Property."

     During the fiscal year ended September 30, 1995, the Company provided engineering services to and manufactured fiberglass boat hulls and decks for Eckler Water Sports, Inc., a corporation owned by Ralph H. Eckler. The revenue from these transactions during such time period approximated $112,213.

     For approximately 18 months, to August 1995, the Company leased 20,000 square feet of warehouse space in Titusville from Eckler Development, Inc., owned by Ralph H. Eckler, at a monthly rent of approximately $9,500. The lease was terminated in September 1995. See "Certain Transactions - First Union Loan."

     The Company acquired certain undeveloped property (approximately 1.7 acres) from Ralph H. Eckler in 1995. The property was subject to a note and first mortgage in favor of the original seller in the principal amount of $130,000, payable interest only at 10% per annum, which note was paid in full from the loan proceeds from a refinancing of the Company's property. The property was also subject to a second mortgage in favor of Ralph H. Eckler in the principal amount of $33,873, which mortgage was paid off in 1996.

     In prior years the Company had made various loans and advances to Mr. Eckler and his affiliated entities. Prior to the closing of the Company's initial public offering, there remained an outstanding balance of $570,000 which was paid in full by Mr. Eckler from the proceeds he received as a selling shareholder in the initial public offering.

     In calendar 1995, the Company received $205,000 in respect of loans made by various investors to Ralph H. Eckler (the "Investor Loans") who in turn loaned the funds to the Company. Of that amount, $55,000 was loaned by certain officers of the Company. In November 1995, the Company issued an aggregate of 27,500 restricted Class A Shares and warrants for an aggregate of 27,500 Class A Shares to Messrs. Ralph H. Eckler, Ronald V. Mohr, G. Edward Mills, Michael G. Wilson and Robert M. Eckler in respect of cancellation of obligations owed by the Company to them in the aggregate amount of $55,000. The warrants became exercisable on November 9, 1996 at $6.00 per share. The remaining $150,000 of the Investor Loans was made by a private investor not affiliated with the Company or its officers or directors, and was converted into 75,000 Class A shares and warrants for 75,000 Class A shares, which warrants became exercisable as of March 15, 1996 at $6.00 per share. The warrants provide that the Company's Board of directors may change the exercise price from time to time. To encourage investment in the Company and increase working capital, on October 9, 1996, the Company's Board of Directors approved a decrease in the exercise price of the warrants to $3.63 per share, the closing bid price reported by Nasdaq on such date. All of the investors, except for Robert M. Eckler and Ralph H. Eckler, exercised their warrants on December 31, 1996.

     Pursuant to Mr. Eckler's Former Employment Agreement, Mr. Eckler was to receive a fee equal to two percent of the outstanding balance of all Company loans guaranteed by Mr. Eckler. During fiscal 1996 Mr. Eckler was paid $38,459 in such fees.

     TRANSACTIONS WITH AFFILIATES IN CONNECTION WITH THE MERGER. In connection with the Merger, and in consideration of Mr. Eckler terminating his employment agreement, entering into a new employment agreement and relinquishing certain options, Smart Choice agreed to pay Mr. Eckler $800,000, and the Company agreed to enter into a new employment agreement with Mr. Eckler upon the merger and grant him options. In lieu of the $800,000 payment, Mr. Eckler agreed to receive 160,000 shares of Smart Choice common stock. Upon the Merger, Mr. Eckler received 80,000 shares of Class B Common Stock (convertible into 160,000 shares of Class A Common Stock) in exchange for his Smart Choice shares, together with an option for 150,000 shares of the Company's Class A Common Stock and a new employment agreement, which option and employment agreement are described under "Executive Compensation" herein.

PROPOSALS TO THE SHAREHOLDERS

     The Board of Directors unanimously approved each of the following proposals effective as of February 1, 1997, for presentation to the Company's shareholders.

PROPOSAL 1.  ELECTION OF DIRECTORS

     Six directors (constituting the entire Board) are to be elected at the Annual Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next annual meeting of shareholders and until their successors shall have been duly elected and shall qualify. In the event any of these nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur. Under the terms of the Merger Agreement, the Board may expand its membership to seven and appoint a seventh member to serve until the next annual meeting of shareholders. As of the date of this proxy statement, management had not selected a candidate.

     Set forth below are the nominees. For biographical information regarding the nominees, see "MANAGEMENT."

                                  NOMINEES
                                  --------

                             Robert J. Abrahams
                            David E. Bumgardner
                              Ralph H. Eckler
                               Gary R. Smith
                          Donald A. Wojnowski, Jr.
                              Joseph Yossifon

     The six nominees receiving the highest number of affirmative votes of the shares present in person or represented by a proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. For this proposal, each share of Class A Common Stock is entitled to one vote per share, and each of Class B Common Stock is entitled to two votes per share. Abstention, broker non-votes and instruction in the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

     THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE PROPOSED NOMINEES FOR ELECTION TO THE BOARD.

PROPOSAL 2.  NAME CHANGE

     The Board of Directors has determined that it is advisable to change the Company's name to Smart Choice Automotive Group, Inc., and has voted to recommend that the shareholders adopt an amendment to the Company's Articles of Incorporation effecting the proposed name change.

     One of the conditions of the Merger Agreement, is that the Company change its name to "Smart Choice Automotive Group, Inc.," which management believes is more descriptive of the Company's new combined business activities.

     The following is the text of the proposed amendment to the Company's Articles of Incorporation.

                           "PROPOSED ARTICLE II

                                  NAME

     The name of this Corporation shall be Smart Choice Automotive Group,
Inc."

     The affirmative vote of the holders of the Class A Common Stock and the Class B Common Stock, voting together as a single class, representing a majority of the shares of capital stock represented at the Annual Meeting, in person or by proxy, is required to approve this proposal. For this proposal, each share of Class A Common Stock is entitled to one vote per share, and each share of Class B Common Stock is entitled to two votes per share.

     THE BOARD RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

PROPOSAL 3.  PLAN OF RECAPITALIZATION

     The Board of Directors has approved and recommends that the shareholders approve a proposal to amend the Company's Articles of Incorporation to (i) provide for one class of Common Stock, consisting of 100,000,000 authorized shares, $.01 par value per share (ii) reclassify, change and convert each issued share of Class A Common Stock into one share of Common Stock and each issued and outstanding share of Class B Common Stock into two shares of Common Stock and (iii) authorize 5,000,000 shares of preferred stock, $.01 par value per share, issuable at the discretion of the Board of Directors in series, the characteristics of which would be set by the Board of Directors. The full text of the Recapitalization Amendment is attached hereto as Exhibit A.

REASONS FOR THE RECAPITALIZATION AMENDMENT

     The Board of Directors of the Company believes that the Recapitalization Amendment is advisable and in the best interests of the Company and its shareholders. Prior to the Company's initial public offering in November 1995, the Board had created two classes of Common Stock: Class A Common Stock and Class B Common Stock. Each share of Class B Common Stock has two votes per share and is entitled to all of the rights of the Class A shares on a two for one basis. At the time, Ralph H. Eckler was the sole shareholder of the Company, owning 1,500,000 shares of common stock (Class A and Class
B) and Mr. Eckler's shares were converted into 360,000 Class A Shares and 570,000 Class B Shares. The Board of Directors believes that adoption of the Recapitalization Amendment would offer a number of potential benefits to the Company and its shareholders which are described below.

     TRADING MARKET. The Board of Directors believes that brokerage firms might be more willing to evaluate the Company's securities as a possible investment opportunity for their clients and may be more willing to act as a market maker in the Company's securities if there were one class of Common Stock. Management believes that additional interest by the investment community could result in a more stable trading market for the Common Stock.

     STATE STATUTES. Some state statutes contain provisions which restrict the secondary trading of the Company's securities, due to the two classes of the Company's common stock. If the Recapitalization Amendment is adopted and consequently the two classes of common stock are converted into one class, the Company will have a secondary trading market of its securities in more states.

     INCREASE IN AUTHORIZED COMMON STOCK. The current Articles of Incorporation of the Company authorize 15,000,000 shares of Common Stock, consisting of 10,000,000 shares of Class A Common Stock and 5,000,000 shares of Class B Common Stock. The Recapitalization Amendment would increase the authorized number of shares of Common Stock to 100,000,000 shares, consisting of a single class of common stock

     After the effectiveness of the Recapitalization Amendment, approximately 8,983,802 shares of Common Stock would be issued and outstanding, which includes 352,156 Class A Shares (on an as converted basis) issued on February 12, 1997 in respect of a recent acquisition. Additional shares of Common Stock would therefore be available for issuance from time to time in the future for any proper corporate purposes, including equity financing, stock splits, stock dividends, acquisitions, stock option plans and other employee benefit plans. No further action or authorization by the shareholders would be necessary prior to the issuance of the additional shares of Common Stock authorized pursuant to the Recapitalization Amendment unless applicable laws or regulations would require such approval in a given instance. As of the date hereof, the Company has no existing agreements, understanding or plans for the issuance of additional shares of Common Stock, except for shares that may be issued pursuant to certain outstanding options and warrants and shares that may be issued in three pending acquisitions, if such acquisitions are consummated.

     The Board of Directors of the Company believes that it is desirable to have additional authorized shares of Common Stock available for possible future financings, acquisition transactions and other general corporate purposes. Having such additional authorized shares of Common Stock available for issuance in the future would give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders meeting. Although such issuance of additional shares in respect of future acquisitions and financings would dilute existing shareholders, management believes that such transactions would increase the value of the Company to its shareholders.

     ISSUANCE OF PREFERRED STOCK. The current Articles of Incorporation authorize the issuance of one series of preferred stock, with a 12% dividend per annum. As of this date, there are no outstanding shares of preferred stock. The Recapitalization Amendment would eliminate the existing provisions for preferred stock and would authorize the Company to issue up to 5,000,000 shares of "blank check" preferred stock, par value $.01 per share (the "Preferred Stock"). The powers, preferences and rights and qualification, limitations and restrictions of the Preferred Stock would be determined by resolution of the Board of Directors. The Board of Directors would be authorized to issue Preferred Stock in series and vary the powers, preferences and rights, and the qualifications, limitations and restrictions thereof as between series.

     The terms of the Preferred Stock cannot be stated or estimated at this time. At present the Board has not proposed to fix the characteristics of any series of Preferred Stock in anticipation of issuing shares of that series nor has it approved specific financing or acquisition plans involving the issuance of Preferred Stock.

     The issuance of Preferred Stock could affect the rights of holders of the Common Stock. Dividends on Preferred Stock may be required to be paid prior to any dividends on Common Stock. Preferred stockholders may be given priority in the event of a liquidation, dissolution or winding up of the Company. Preferred Stock may also be convertible into shares of Common Stock at a conversion rate set by the Board of Directors. Such conversion could have a dilutive effect on the holders of Common Stock. Additionally, the ability to issue additional shares of Preferred Stock may be deemed to be an anti-takeover proposal. The additional shares could be privately placed, thereby diluting the stock ownership of persons seeking to obtain control of the Company. Although the Company has no present intention to issue any shares of the Preferred Stock, there can be no assurance that the Company will not issue Preferred Stock in the future.

     The Board of Directors of the Company believes that it is desirable to have additional authorized shares of Preferred Stock available for possible future financings, acquisition transactions and other general corporate purposes. Having such additional authorized shares of Preferred Stock available for issuance would give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders meeting.

CERTAIN EFFECTS OF THE RECAPITALIZATION AMENDMENT

     EFFECTS ON RELATIVE OWNERSHIP AND VOTING POWER. Because the Recapitalization Amendment provides that each share of Class A Common Stock will be changed into one share of Common Stock, and each share of Class B Common Stock will be changed into two shares of Common Stock, the relative ownership interest and voting power of each record holder at the Effective Time will be the same immediately after such time as it was immediately prior thereto.

     TAX CONSEQUENCES. The following discussion is intended only as a brief summary of the federal income tax rules, as based on the Internal Revenue Code of 1986, as amended (the "Code") currently in effect. This summary is not meant to be exhaustive and does not describe state, local, foreign or other tax consequences.

     No taxable income, gain or loss should be recognized by a holder of Class A Common Stock as a result of the change of one share of Class A Common Stock into one share of Common Stock. The cost or other basis for tax purposes of the resulting shares of Common Stock will be the same as the cost or other basis for tax purposes of the Class A Common Shares held immediately prior to the conversion. Similarly, no taxable income, gain or loss would be recognized by a holder of Class B Common Stock as a result of a change of one share of Class B Common Stock into two shares of Common Stock. The cost or other basis for tax purposes of the Class B Common Stock held immediately prior to the conversion will be allocated between the resulting two shares of Common Stock.

     SECURITIES ACT OF 1933, AS AMENDED. The change of shares of Class A Common Stock and Class B Common Stock into shares of Common Stock will not constitute an offer, "offer to sell," or "sale" of a security within the meaning of Section 2(3) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 145 thereunder. Consequently, the Company has not for the purpose of the Recapitalization Amendment registered the Common Stock under the Securities Act.

     Since there would be no sale of the Common Stock at the Effective Time, shareholders would not be deemed to have acquired such shares separately from the previously held shares of Class A Common Stock or Class B Common Stock, respectively. Shares of Class A Common Stock which have been registered under the Securities Act are deemed to be "registered shares." At the Effective Time, registered shares of Class A Common Stock will be converted into registered shares of Common Stock. Holders of registered shares of Common Stock, other than affiliates as defined in Rule 144 of the Securities Act, usually can resell their shares without registration under the Securities Act.

     Shares of Class A and Class B Common Stock which have not been registered under the Securities Act are deemed to be "restricted shares."
All shares of Class B Common Stock will be restricted shares because no shares of this class have been registered under the Securities Act. At the Effective Time, restricted shares of Class A and Class B Common Stock will be converted into restricted shares of Common Stock. Affiliates and holders of restricted shares of Common Stock can resell these shares in the public market in reliance on Rule 144 or pursuant to a registration statement.

EFFECTIVENESS OF THE RECAPITALIZATION AMENDMENT, CONVERSION OF SHARES

     If the Recapitalization Amendment is approved by the shareholders, the Board of Directors of the Company intends to prepare and file an amendment to the Company's Articles of Incorporation with the Florida Secretary of State shortly after the Annual Meeting. Such amendment will be effective immediately upon acceptance of that filing by the Florida Secretary of State (the "Effective Time"). Upon the filing of the Recapitalization Amendment and without any further action by the Company or its shareholders, each existing share of Class A Stock will automatically be converted into one share of Common Stock and each existing share of Class B Stock will be converted into two shares of Common Stock. Additionally, at the Effective Time, all outstanding options or warrants to purchase shares of Class A Common Stock will be automatically converted into options or warrants to purchase an equal number of shares of Common Stock. All other terms and conditions of the options and warrants will remain unchanged.

     Promptly after the Effective Time, American Stock Transfer and Trust Company (the "Transfer Agent") will mail to each record holder of a stock certificate representing shares of Class A Common Stock or Class B Common Stock (sometimes referred to herein as the "Existing Common Stock") instructions and transmittal materials for effecting the surrender of stock certificates representing shares of Existing Common Stock in exchange for replacement certificates representing the number of shares of Common Stock into which such shares of Existing Common Stock have been converted. STOCKHOLDERS ARE REQUESTED NOT TO SEND ANY STOCK CERTIFICATES WITH THE ENCLOSED PROXY, AND NOT TO SURRENDER STOCK CERTIFICATES FOR EXCHANGE, UNTIL THEY RECEIVE SUCH TRANSMITTAL MATERIALS FROM THE TRANSFER AGENT.

     After receipt of the transmittal materials from the Transfer Agent, stockholders may complete and return such materials to the Transfer Agent along with the certificate or certificates representing their shares of Existing Common Stock. Upon delivery of such materials and certificates to the Transfer Agent by a stockholder, the stockholder will be entitled to receive a new stock certificate representing the number of shares of Common Stock into which such shares of Existing Common Stock have been converted (as represented by the certificate or certificates surrendered to the Transfer Agent). Until surrendered, each stock certificate will represent for all purposes the number of shares of Common Stock into which the shares represented by such certificate were converted at the Effective Time, as determined by the Transfer Agent's records.

     If any new certificate representing shares of Common Stock is to be issued in a name or number of shares other than that in which or in respect of which the surrendered certificate is registered, it will be a condition to such issuance that the person requesting such issuance deliver to the Transfer Agent all documents necessary to evidence and effect such transfer (with signature guarantees) and pay to the Transfer Agent any transfer or other taxes required by reason thereof or establish to the Transfer Agent's satisfaction that such taxes have been paid or are not applicable.

     In the event any certificate representing shares of Existing Common Stock has been lost, stolen or destroyed, the Transfer Agent will issue a new certificate representing the number and class of shares into which the shares represented by such certificate were converted pursuant to the recapitalization upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed. As a condition precedent to such issuance, the Company may require a bond in such sum as the Company may direct to indemnify the Company against any claim that may be made against the Company with respect to the certificate that is alleged to have been lost, stolen or destroyed.

     The affirmative vote of a majority of (i) the Class A Common Stock represented at the Annual Meeting, voting as a single class and (ii) the Class B Common Stock, represented at the Annual Meeting, voting as a single class, is necessary for the approval of this proposal. Section 607.1004 of the FCBA requires that the Class A Common Stock and Class B Common Stock vote as separate voting groups on the Recapitalization Amendment. Each share of Class A Common Stock and each share of Class B Common Stock will be entitled to one vote per share for the respective class votes on the Recapitalization Amendment.

     THE BOARD RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

PROPOSAL 4.  SELECTION OF AUDITORS

     On December 27, 1994, the Company executed an engagement letter with the certified public accounting firm of BDO Seidman, LLP ("BDO"), formalizing their relationship, and detailing the scope of work to be performed by BDO for the next fiscal year ended September 30, 1994. After executing the letter agreement with BDO to serve as independent auditors for the Company, the Company terminated its relationship with the certified public accounting firm of Graham & Cottrill, P.A. ("G&C"). G&C's report on the Company's financial statements for the fiscal year ended September 30, 1993, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, or accounting principles. Since G&C was engaged by the Company in 1980 through the date of G&C's dismissal, there were no disagreements with G&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of G&C, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. Representatives of BDO Seidman, LLP, are expected to be present at the Annual Meeting and will be available to respond to appropriate questions. They will be given the opportunity to make a statement if they desire to do so.

     While ratification by shareholders of this appointment is not required by law or the Company's Articles of Incorporation or By-laws, management of the Company believes that such ratification is desirable. In the event this proposal is not ratified by the affirmative vote of the shareholders holding a majority of the issued and outstanding Class A and Class B Common Stock, the Board of Directors will consider this fact when it appoints an independent public accountant for the next fiscal year.

     THE BOARD RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

                              OTHER MATTERS

     The Board of Directors knows of no business which will be presented for action at the Annual Meeting other than as set forth in this Proxy Statement, but if any matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.


                           SHAREHOLDER PROPOSALS

     Any proposal of a shareholder intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by the President of the Company for possible inclusion in the Company's Proxy Statement, and notice of meeting relating to that meeting by December 15, 1997. Shareholder proposals must be made in compliance with applicable legal requirements promulgated by the Securities and Exchange Commission and be furnished to the President by certified mail, return receipt requested.

                           COSTS OF SOLICITATION

     The entire cost of solicitation of proxies by the Board of Directors will be borne by the Company. In addition, to the use of the mails, proxies may be solicited by personal interview, facsimile, telephone and telegram by directors, officers and employee of the Company. The Company expects to reimburse brokers or other persons for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners.

     YOU ARE URGED TO SIGN AND RETURN YOUR PROXY PROMPTLY TO MAKE CERTAIN YOUR SHARES WILL BE VOTED AT THE 1997 ANNUAL MEETING. FOR YOUR CONVENIENCE, A RETURN ENVELOPE IS ENCLOSED.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ GARY R. SMITH
                                       Gary R. Smith, President

Titusville, Florida
February 27, 1997

                ECKLER INDUSTRIES, INC. SHAREHOLDER PROXY
  THIS SHAREHOLDER PROXY IS SOLICITED ON BEHALF OF THE  BOARD OF DIRECTORS
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS MARCH 21, 1997

The undersigned hereby appoints Ralph H. Eckler and Gary R. Smith, or either of them, as proxies, each with the power to appoint his substitute, to represent, and vote all shares of Class A Common Stock of and on behalf of the undersigned as designated on the reverse side at the Annual Meeting of Shareholders of Eckler Industries, Inc. to be held March 21, 1997, and any adjournments thereof, with all powers the undersigned would possess if personally present and voting at such meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, AND 4.


PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE


1. ELECTION OF DIRECTORS: Robert J. Abrahams, David E. Bumgardner, Ralph H. Eckler, Gary R. Smith, Donald A. Wojnowski, Jr. and Joseph Yossifon


          FOR nominees listed above (except            WITHHOLD
     AUTHORITY
           as marked to the contrary below)                to vote for


     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


2. PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO SMART CHOICE AUTOMOTIVE GROUP, INC.

                    FOR            AGAINST        ABSTAIN

3. PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO APPROVE A PLAN OF RECAPITALIZATION

                    FOR            AGAINST        ABSTAIN

4.   PROPOSAL TO RATIFY THE SELECTION OF BDO SEIDMAN, LLP AS AUDITORS

                    FOR            AGAINST        ABSTAIN


   This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

          If no direction is indicated, the proxy will be voted FOR
                           Proposals 1, 2, 3 and 4.


                  PLEASE MARK ON THIS SIDE; THEN SIGN, DATE
         AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE

                                                    (CONTINUED FROM OTHER SIDE)


                             ECKLER INDUSTRIES, INC. ANNUAL MEETING

                                         to be held at:

                                  5200 South Washington Avenue
                                    Titusville, Florida 32780

                                         March 21, 1997
                                     10:00 A.M., Local Time


                     This Proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder.
                     If no direction is indicated, the Proxy will be voted FOR Proposals 1, 2, 3, and 4.

                                                 THIS PROXY IS SOLICITED
                                         ON BEHALF OF THE BOARD OF DIRECTORS


                                       Date:______________________, 1997

                                       Signature

                                       Signature if held jointly

                                       PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S)
                                       HEREON. If shares are held in the name
                                       of two or more persons, all must sign.
                                       When signing as Attorney, Executor,
                                       Administrator, Personal  Representative,
                                       Trustee, or Guardian, give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer.

ECKLER INDUSTRIES, INC. SHAREHOLDER PROXY
THIS SHAREHOLDER PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING OF SHAREHOLDERS MARCH 21, 1997

The undersigned hereby appoints Ralph H. Eckler and Gary R. Smith, or either of them, as proxies, each with the power to appoint his substitute, to represent, and vote all shares of Class B Common Stock of and on behalf of the undersigned as designated on the reverse side at the Annual Meeting of Shareholders of Eckler Industries, Inc. to be held March 21, 1997, and any adjournments thereof, with all powers the undersigned would possess if personally present and voting at such meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, AND 4.


PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE


1. ELECTION OF DIRECTORS: Robert J. Abrahams, David E. Bumgardner, Ralph H. Eckler, Gary R. Smith, Donald A. Wojnowski, Jr. and Joseph Yossifon


          FOR nominees listed above (except            WITHHOLD
     AUTHORITY
           as marked to the contrary below)                to vote for


     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


2. PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO SMART CHOICE AUTOMOTIVE GROUP, INC.

                    FOR            AGAINST        ABSTAIN

3. PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO APPROVE A PLAN OF RECAPITALIZATION

                    FOR            AGAINST        ABSTAIN

4.   PROPOSAL TO RATIFY THE SELECTION OF BDO SEIDMAN LLP AS AUDITORS

                    FOR            AGAINST        ABSTAIN


   This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

          If no direction is indicated, the proxy will be voted FOR
                           Proposals 1, 2, 3 and 4.


                  PLEASE MARK ON THIS SIDE; THEN SIGN, DATE
         AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE

                                                    (CONTINUED FROM OTHER SIDE)


                             ECKLER INDUSTRIES, INC. ANNUAL MEETING

                                         to be held at:

                                  5200 South Washington Avenue
                                    Titusville, Florida 32780

                                         March 21, 1997
                                     10:00 A.M., Local Time


                     This Proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder.
                     If no direction is indicated, the Proxy will be voted FOR Proposals 1, 2, 3, and 4.

                                                 THIS PROXY IS SOLICITED
                                         ON BEHALF OF THE BOARD OF DIRECTORS


                                       Date:______________________, 1997

                                       Signature

                                       Signature if held jointly

                                       PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S)
                                       HEREON. If shares are held in the name
                                       of two or more persons, all must sign.
                                       When signing as Attorney, Executor,
                                       Administrator, Personal  Representative,
                                       Trustee, or Guardian, give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer.

                                  EXHIBIT A

TEXT OF THE AMENDMENT

     If the Recapitalization Amendment is approved, Article Five of the Company's Articles of Incorporation, which sets forth the Company's presently authorized capital stock, will be amended by deleting Article Five in its entirety and substituting the following therefor:

                                  ARTICLE V

                                CAPITAL STOCK

     The aggregate number of shares of capital stock which the Corporation has authority to issue is 105,000,000 shares, which shall consist of 100,000,000 shares of Common Stock, $.01 par value per share ("Common Stock"), and 5,000,000 shares of preferred stock, $.01 par value per share ("Preferred Stock"). No shareholder of any stock of this Corporation shall have preemptive rights. There shall be no cumulative voting by the shareholders of the Corporation.

     Each share of Class A Common Stock of the Corporation outstanding when these Articles become effective, shall be reclassified, changed and converted into one fully paid and nonassessable share of Common Stock, $.01 par value per share. Each share of Class B Common Stock of this Corporation issued and outstanding when these Articles become effective, shall be reclassified, changed and converted into two fully paid and nonassessable shares of Common Stock, $.01 par value per share. The stated capital applicable to the shares of Common Stock resulting from such reclassification and changes of each outstanding share of Class A Common Stock and Class B Common Stock be the same as the stated capital then applicable to such outstanding shares.

     A. COMMON STOCK. Subject to the preferential dividend rights applicable to shares of any series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends as may be declared by the Board of Directors. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after distribution in full of the preferential amounts to be distributed to the holders of shares of the Preferred Stock, the holders of shares of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its shareholders, ratably in proportion to the number of shares of the Common Stock held by them. Each holder of record of the Common Stock shall have one vote for such share of Common Stock standing in such holder's name on the books of the Corporation and entitled to vote.

     B. PREFERRED STOCK. The Preferred Stock may be issued by the Board of Directors, from time to time, in one or more series. Authority is hereby vested solely in the Board of Directors of the Corporation to provide, from time to time, for the issuance of Preferred Stock in one or more series and in connection therewith to determine without shareholder approval, the number of shares to be included and such of the designations, powers, preferences, and relative rights and the qualifications, limitations, and restrictions of any such series, including, without limiting the generality of the foregoing, any of the following provisions with respect to which the Board of Directors shall determine to make affirmative provision:

          1. The designation and name of such series and the number of shares that shall constitute such series;

          2. The annual dividend rate or rates payable on shares of such series, the date or dates from which such dividends shall commence to accrue, and the dividend payment dates for such dividends;

          3. Whether dividends on such series are to be cumulative or noncumulative, and the participating or other special rights, if any, with respect to the payment of dividends;

          4. Whether such series shall be subject to redemption and, if so, the manner of redemption, the redemption price or prices and the terms and conditions on which shares of such series may be redeemed;

          5. Whether such series shall have a sinking fund or other retirement provisions for the redemption or purchase of shares of such series, and, if so, the terms and amount of such sinking fund or other retirement provisions and the extent to which the charges therefor are to have priority over the payment of dividends on or the making of sinking fund or other like retirement provisions for shares of any other series or over the payment of dividends on the Common Stock;

          6. The amounts payable on shares of such series on voluntary or involuntary dissolution, liquidation, or winding up of the affairs of the corporation and the extent to which such payment shall have priority over the payment of any amount on voluntary or involuntary dissolution, liquidation, or winding up of the affairs of the corporation on shares of any other series or on the Common Stock;

          7. The terms and conditions, if any, on which shares of such series may be converted into, or exchanged for, shares of any other series or of Common Stock;

          8. The extent of the voting powers, if any, of the shares of such series;

          9. The stated value, if any, for the shares of such series, the consideration for which shares of such series may be issued and the amount of such consideration that shall be credited to the capital account; and

          10. Any other preferences and relative, participating, optional, or other special rights, and qualifications, limitations or restrictions thereof, or any other term or provision of shares of such series as the Board of Directors may deem appropriate or desirable.

     The Board of Directors is expressly authorized to vary the provisions relating to the foregoing matters between the various series of Preferred Stock.

     All shares of Preferred Stock of any one series shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be payable, and if cumulative, shall cumulate.

     Shares of any series of Preferred Stock that shall be issued and thereafter acquired by the Corporation through purchase, redemption (whether through the operation of a sinking fund or otherwise), conversion, exchange, or otherwise, shall, upon appropriate filing and recording to the extent required by law, have the status of authorized and unissued shares of Preferred Stock and may be reissued as part of such series or as part of any other series of Preferred Stock. Unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, the number of authorized shares of stock of any series of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution or resolutions of the Board of Directors and appropriate filing and recording to the extent required by law. In case the number of shares of any such series of Preferred Stock shall be decreased, the shares representing such decrease shall, unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, resume the status of authorized but unissued shares of Preferred Stock, undesignated as to series.